Exhibit 99.1

Royal Caribbean Group announces proposed offering of senior unsecured notes

MIAMI – August 11, 2021 – Royal Caribbean Group (NYSE: RCL) (the “Company”) today announced that it has commenced a private offering of $1,000,000,000 aggregate principal amount of senior unsecured notes due 2026 to be issued by the Company (the “Notes”).

The Company intends to use the proceeds from the sale of the Notes for general corporate purposes, including the replenishment of capital as a result of the up to 40% redemption of its 11.500% Senior Secured Notes Due 2025 and the refinancing of future debt maturities.

Nothing contained herein shall constitute an offer to sell or the solicitation of an offer to buy any security. The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to certain non-U.S. investors pursuant to Regulation S. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release relating to, among other things, our future performance estimates, forecasts and projections constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements regarding revenues, costs and financial results for 2021 and beyond. Words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering”, and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the following: the impact of the global incidence and spread of COVID-19, which has led to the temporary suspension of our operations and has had and will continue to have a material adverse impact on our business, liquidity and results of operations, or other contagious illnesses on economic conditions and the travel industry in general and the financial position and operating results of our Company in particular, such as: the current and potential additional governmental and self-imposed travel restrictions, the current and potential extension of the suspension of cruises and new additional suspensions, guest cancellations, as well as our plan to return to service, including our ability to conduct simulated voyages and resume sailings in compliance with the Framework for Conditional Sailing Order issued by the U.S. Centers for Disease Control and Prevention; the impact of state regulation and litigation regarding proof of passenger vaccination; our ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the effectiveness of the actions we have taken to improve and address our liquidity needs; the impact of the economic and geopolitical environment on key aspects of our business, such as the demand for cruises, passenger spending, and operating costs; incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; our ability to accurately estimate our monthly cash burn rate during the suspension of our operations; concerns over safety, health and security of guests and crew; any protocols we adopt across our fleet relating to COVID-19, such as those recommended by the Healthy Sail Panel, may be costly and less effective than we expect in reducing the risk of infection and spread of COVID-19 on our cruise ships; further impairments of our goodwill, long-lived assets, equity investments and notes receivable; an inability to source our crew or our provisions and supplies from certain places; the incurrence of COVID-19 and other contagious diseases on our ships and an increase in concern about the risk of illness on our ships or when traveling to or from our ships, all of which reduces demand; unavailability of ports of call; growing anti-tourism sentiments and environmental concerns; changes in U.S. and foreign travel policy; the uncertainties of conducting business internationally and expanding into new markets and new ventures; our ability to recruit, develop and retain high quality personnel; changes in operating and financing costs; our indebtedness, any additional indebtedness we may incur and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; the impact of foreign currency exchange rates, interest rate and fuel price fluctuations; the settlement of conversions of our convertible notes, if any, in shares of our common stock or a combination of cash and shares of our common stock, which may result in substantial dilution for our existing shareholders; our expectation that we will not declare or pay dividends on our common stock for the near future; vacation industry competition and changes in industry capacity and overcapacity; the risks and costs related to cyber security attacks, data breaches, protecting our systems and maintaining integrity and security of our business information, as well as personal data of our guests, employees and others; the impact of new or changing legislation and regulations or governmental orders on our business; pending or threatened litigation, investigations and enforcement actions; the effects of weather, natural disasters and seasonality on our business; emergency ship repairs, including the related lost revenue; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; the unavailability or cost of air service; uncertainties of a foreign legal system as we are not incorporated in the United States; and the risk factors set forth in the periodic reports and other documents filed or to be filed by the Company with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2020 and quarterly report on Form 10-Q for the quarter ended June 30, 2021.

In addition, many of these risks and uncertainties are currently heightened by and will continue to be heightened by, or in the future may be heightened by, the COVID-19 pandemic. It is not possible to predict or identify all such risks.

Forward-looking statements should not be relied upon as a prediction of actual results. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Royal Caribbean Group

Royal Caribbean Group is the operating business name for Royal Caribbean Cruises Ltd. Royal Caribbean Group is the owner and operator of three global cruise vacation brands: Royal Caribbean International, Celebrity Cruises and Silversea Cruises. Royal Caribbean Group is also a 50% owner of a joint venture that operates TUI Cruises and Hapag-Lloyd Cruises. Together, these brands operate 60 ships with an additional 13 on order as of June 30, 2021.

Investor Relations contact: Michael McCarthy

Email: mmccarthy@rccl.com

Media contact: Jonathon Fishman

Email: corporatecommunications@rccl.com

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